UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 12, 2007

United Online, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-33367	77-0575839
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21301 Burbank Boulevard

Woodland Hills, California 91367

(Address of principal executive offices, zip code)

(818) 287-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             OTHER EVENTS.

On December 12, 2007, United Online, Inc. (“UOL”) issued a press release announcing that its wholly-owned subsidiary, Classmates Media Corporation (“CMC”), intends to file an application with the Securities and Exchange Commission (the “SEC”) to withdraw its Registration Statement on Form S-1, Registration No. 333-145397 (the “Registration Statement”), initially filed with the SEC on August 13, 2007.  A copy of the press release has been filed with the SEC as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                                             FINANCIAL STATEMENTS AND EXHIBITS

                (d)           Exhibits.

Exhibit No.	Description of Exhibits

99.1	Press release of United Online, Inc. dated December 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 12, 2007

                                                                                                                UNITED ONLINE, INC.

By:	/s/ Scott H. Ray
Name: Scott H. Ray
Title: Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of United Online, Inc. dated December 12, 2007.